EXHIBIT 99.2


          RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES


     The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures, ratios, and trends used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended March 31, 2004, and March 31, 2003. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 1 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                                 First Quarter
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


--------------------------------------------------------------------------------------------------------------------
                                                                    Three Months Ended March 31, 2004
                                                            --------------------------------------------------------
                                                                                                          After
                                                                                                      Considering
                                                             Reported         Items Impacting             Items
                                                              (GAAP)              Results              (Non-GAAP)
                                                           ---------------------------------------------------------
NET OPERATING REVENUES                                       $  5,078              $  -                   $  5,078

Cost of goods sold                                              1,753                 -                      1,753
                                                           ---------------------------------------------------------
GROSS PROFIT                                                    3,325                 -                      3,325

Selling, general and administrative expenses                    1,874                 -                      1,874

Other operating charges                                             -                 -                          -
                                                           ---------------------------------------------------------
OPERATING INCOME                                                1,451                 -                      1,451

Interest income                                                    35                 -                         35

Interest expense                                                   44                 -                         44

Equity income                                                      95                 -                         95

Other income (loss) - net                                         (25)                -                        (25)
                                                           ----------------------------------------------------------

INCOME BEFORE INCOME TAXES                                      1,512                 -                      1,512

Income taxes                                                      385                 -                        385
                                                           ----------------------------------------------------------

NET INCOME                                                  $   1,127             $   -                   $  1,127
                                                           ==========================================================

DILUTED NET INCOME PER SHARE                                $    0.46                                     $   0.46
                                                           ==========================================================

AVERAGE SHARES OUTSTANDING - DILUTED                            2,444                                        2,444
                                                           ==========================================================

GROSS MARGIN                                                     65.5%                                        65.5%
OPERATING MARGIN                                                 28.6%                                        28.6%
EFFECTIVE TAX RATE                                               25.5%                                        25.5%
                                                           ----------------------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting changes negatively impacting net income are reflected as increases to reported net income. Gains positively impacting net income are reflected as deductions to reported net income.

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 2 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                                 First Quarter
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


------------------------------------------------------------------------------------------------------------------------------------
                                                                               Three Months Ended March 31, 2003
                                                           -------------------------------------------------------------------------
                                                                                   Items Impacting Results               After
                                                                             -----------------------------------      Considering
                                                             Reported            Charges                                 Items
                                                              (GAAP)           Related to            Gain on           (Non-GAAP)
                                                                              Streamlining           Vitamin
                                                                               Initiatives          Settlement
                                                           -------------------------------------------------------------------------
NET OPERATING REVENUES                                       $  4,502                                                    $  4,502

Cost of goods sold                                              1,617                                 $     52              1,669
                                                           -------------------------------------------------------------------------
GROSS PROFIT                                                    2,885                                      (52)             2,833

Selling, general and administrative expenses                    1,650                                                       1,650

Other operating charges                                           159            $    (159)                                     -
                                                           -------------------------------------------------------------------------
OPERATING INCOME                                                1,076                  159                 (52)             1,183

Interest income                                                    56                                                          56

Interest expense                                                   45                                                          45

Equity income                                                      49                                                          49

Other income (loss) - net                                         (13)                                                        (13)
                                                           -------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES                                      1,123                  159                 (52)             1,230

Income taxes                                                      288                   56                 (18)               326
                                                           -------------------------------------------------------------------------

NET INCOME                                                   $    835            $     103            $    (34)          $    904
                                                           =========================================================================

DILUTED NET INCOME PER SHARE                                 $   0.34            $    0.04            $  (0.01)          $   0.37
                                                           =========================================================================

AVERAGE SHARES OUTSTANDING - DILUTED                            2,472                2,472               2,472              2,472
                                                           =========================================================================

GROSS MARGIN                                                     64.1%                                                       62.9%
OPERATING MARGIN                                                 23.9%                                                       26.3%
EFFECTIVE TAX RATE                                               25.6%                                                       26.5%
                                                           -------------------------------------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting changes negatively impacting net income are reflected as increases to reported net income. Gains positively impacting net income are reflected as deductions to reported net income.

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 3 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                                 First Quarter
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


---------------------------------------------------------------------------------------------------------------

                                                                                            % Change -
                                                                     % Change -                After
                                                                      Reported              Considering
                                                                       (GAAP)             Items  (Non-GAAP)
                                                                   --------------------------------------------
NET OPERATING REVENUES                                                  13                      13

Cost of goods sold                                                       8                       5

GROSS PROFIT                                                            15                      17

Selling, general and administrative expenses                            14                      14

Other operating charges                                                 --                      --

OPERATING INCOME                                                        35                      23

Interest income                                                        (38)                    (38)

Interest expense                                                        (2)                     (2)

Equity income                                                           94                      94

Other income (loss) - net                                               --                      --

INCOME BEFORE INCOME TAXES                                              35                      23

Income Taxes                                                            34                      18

NET INCOME                                                              35                      25

DILUTED NET INCOME PER SHARE                                            35                      24


AVERAGE SHARES OUTSTANDING - DILUTED                                    (1)                     (1)

GROSS MARGIN
OPERATING MARGIN
EFFECTIVE TAX RATE
                                                                   -------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting changes negatively impacting net income are reflected as increases to reported net income. Gains positively impacting net income are reflected as deductions to reported netincome.

================================================================================
The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures, ratios and trends used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP measures can provide additional meaningful reflection of underlying trends of the business. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended March 31, 2004 and March 31,
2003. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
================================================================================

THE COCA-COLA COMPANY
RECONCILIATION OF GROSS PROFIT EXCLUDING VITAMIN SETTLEMENT AND CURRENCY IMPACT (In millions)

                                             Q1 2004      Q1 2003     % Change
                                            --------      ---------   --------
Reported gross profit                       $  3,325      $ 2,885           15
Gain on vitamin settlement                                    (52)
                                            ---------     -------       ------
Gross profit excluding vitamin settlement   $  3,325      $ 2,833           17
                                            =========     =======

Positive currency impact                                                    (9)
                                                                        ------
Gross profit excluding vitamin settlement
  and currency impact                                                        9*
                                                                        ======
* Percent change amounts do not add due to rounding


RECONCILIATION OF OPERATING INCOME EXCLUDING VITAMIN SETTLEMENT, STREAMLINING INITIATIVES, AND CURRENCY IMPACT (In millions)

                                             Q1 2004      Q1 2003     % Change
                                            --------     --------     --------

Reported operating income                   $  1,451     $ $1,076           35
Gain on vitamin settlement                                    (52)
Charges related to streamlining
  initiatives                                                 159
                                            --------     --------     --------
Operating income excluding vitamin
  settlement and streamlining initiatives   $  1,451     $  1,183           23
                                            ========     ========


Positive currency impact                                                   (12)
                                                                        ------
Operating income excluding vitamin
settlement, streamlining initiatives,
and currency impact                                                         11
                                                                        ======